UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2021

VITALITY BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Avenue of the Stars, 2nd Floor
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	VBIO	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 12, 2021, Vitality Biopharma, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares represented in person or by proxy at the Annual Meeting was 27,662,588, of the 50,700,147 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following proposals were voted on at the Annual Meeting by the Company’s stockholders:

Proposal No. 1 – Election of Directors. The Company’s stockholders elected each of the three director nominees to serve as directors of the Company for a term of one year, ending at the time of the Company’s next annual meeting of stockholders (or until their successors are elected and qualified or until their earlier death, resignation or removal). The votes cast were as follows:

Director Nominee	Number of Votes
	Votes For	Votes Withheld	Broker Non-Votes

Edward Feighan	21,680,647	323,877	5,658,064
Richard Celeste	21,677,476	327,048	5,658,064
Michael Cavanaugh	21,838,821	165,702	5,658,064

Proposal No. 2 – Approval of the Company’s 2021 Stock Incentive Plan. The Company’s stockholders approved the Company’s 2021 Stock Incentive Plan (the “Plan”). The votes cast were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,209,644	638,306	156,574	5,658,064

Proposal No. 3 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The votes cast were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,298,713	523,948	181,863	5,658,064

Proposal No. 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation. The Company’s stockholders determined, on a non-binding, advisory basis, that the preferred frequency for advisory votes on the Company’s executive compensation is every three (3) years. The votes cast were as follows:

One Year	Two Years	Three Years	Votes Abstained
738,453	106,272	21,021,589	138,210

Proposal No. 5 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes cast were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,454,815	101,379	106,394	-

Consistent with the stated preference of the Company’s stockholders, the Board of Directors of the Company determined that the Company will include an advisory vote on executive compensation in the Company’s proxy materials once every three (3) years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC.

Dated: August 12, 2021	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer